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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:   December 17, 2003

                        HORACE MANN EDUCATORS CORPORATION
             (Exact name of registrant as specified in its charter)



       Delaware                        1-10890                   37-0911756
(State of incorporation)       (Commission File Number)       (I.R.S. Employer
                                                             Identification No.)


              1 Horace Mann Plaza, Springfield, Illinois 62715-0001 (Address of principal executive offices, including zip code)

        Registrant's telephone number, including area code: 217-789-2500

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Item 5: Other Events and Regulation FD Disclosure

     On December 17, 2003, Standard & Poor's Ratings Services issued a press release announcing downgrades of Horace Mann Educators Corporation's insurance financial strength ratings (to "A" from "A+") and senior debt ratings (to "BBB" from "BBB+"). The outlook for these ratings is negative. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 7: Financial Statements and Exhibits

        (c)  Exhibits.
             99.1 Press release issued by Standard & Poor's Ratings Services on
                  December 17, 2003 regarding the insurance financial strength and senior debt ratings of Horace Mann Educators Corporation.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                HORACE MANN EDUCATORS CORPORATION


                                By:             /s/ Bret A. Conklin
                                    -------------------------------------------
                                    Name:  Bret A. Conklin
                                    Title: Senior Vice President & Controller
                                           (Principal Accounting Officer)

Date: December 18, 2003

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